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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                 -------------


                                   FORM 8-K



                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 22, 2000
                                                 -----------------


                        RIBOZYME PHARMACEUTICALS, INC.
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              (Exact name of registrant as specified in charter)


         Colorado                   0-27914                   34-1697351
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     (State or other              (Commission               (IRS employer
     jurisdiction of              file number)            identification no.)
      incorporation
     or organization)


                   2950 Wilderness Place, Boulder, Colorado         80301
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                   (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (303) 449-6500
                                                   --------------

                                      N/A
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        (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

     On November 22, Ribozyme Pharmaceuticals, Inc. announced the adoption of a Shareholder Rights Plan. See Exhibit 4.1 and 99.1 attached hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)      EXHIBITS.

     EXHIBIT NO.    EXHIBIT
     -----------    -------

     4.1 Rights Agreement, dated as of November 22, 2000 between Ribozyme Pharmaceuticals, Inc. and American Stock Transfer & Trust Company, which includes the form of Certificate of Designation of Series AA Junior Participating Preferred Stock attached as Exhibit A thereto the Form of Rights Certificate as Exhibit B thereto and the Summary of Rights to Purchase Series AA Preferred Shares as Exhibit C thereto.

     99 Press Release, dated November 22, 2000, announcing adoption of the Rights Plan.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: December 4, 2000          RIBOZYME PHARMACEUTICALS, INC.

                                By: /s/ Lawrence E. Bullock
                                ---------------------------
                                Lawrence E. Bullock, Vice President of
                                Administration and Finance, Chief Financial
                                Officer and Secretary